                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 30, 1998
                                                   (November 27, 1998)


                                  HBO & Company
             (Exact name of registrant as specified in its charter)


   Delaware                 0-9900                37-0986839
---------------        ----------------       -----------------
(State or Other        (Commission File         (IRS Employer
Jurisdiction of             Number)           Identification No.
Incorporation)


 301 Perimeter Center North, Atlanta, Georgia                    30346
----------------------------------------------                ------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:      (770) 393-6000
                                                     --------------------------


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On November 27, 1998, the Joint Proxy Statement/Prospectus of HBO & Company ("HBOC") and McKesson Corporation ("McKesson") ("Joint Proxy Statement/Prospectus") was filed in Amendment No. 1 to the Registration Statement on Form S-4 of McKesson (File No. 333-67299) in connection with the proposed merger of a newly formed, wholly-owned subsidiary of McKesson with and into HBOC whereby HBOC will become a wholly-owned subsidiary of McKesson. The Joint Proxy Statement/ Prospectus is included as Exhibit 99.1 and is incorporated herein by reference, and the discussion herein is qualified in its entirety by reference thereto.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

                  Not Applicable.

         (b) Pro forma financial information.

                  Not Applicable.

         (c)  Exhibits

                  99.1 Joint Proxy Statement/Prospectus dated November 27, 1998 of HBO & Company and McKesson Corporation (incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-4 of McKesson Corporation (File No. 333- 67299) as filed with the Securities and Exchange Commission on November 27,
                           1998).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HBO & COMPANY



                          By: /s/ Jay M. Lapine
                              ------------------------------------------------
                                  Jay M. Lapine
                                  Senior Vice President, General Counsel and
                                  Secretary

Date:  November 30, 1998

                                  EXHIBIT INDEX


99.1 Joint Proxy Statement/Prospectus dated November 27, 1998 of HBO & Company and McKesson Corporation (incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-4 of McKesson Corporation (File No. 333-67299) as filed with the Securities and Exchange Commission on November 27, 1998).